Exhibit 10.197

AMENDMENT NO. 1 TO AMENDED AND RESTATED

UNSECURED PROMISSORY NOTE

(Original Principal Amount $2,500,000)

This Amendment No. 1 to Amended and Restated Unsecured Promissory Note (the "Amendment") is made as of this 28rd day of January 2019, by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation ("Maker"), and GOLISANO HOLDINGS LLC, a New York limited liability company ("Holder").

WHEREAS, the Maker is indebted to the Holder under a certain Amended and Restated Unsecured Promissory Note in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), dated August 30, 2017 (the "Note"); and

WHEREAS, the Borrower and the Holder have agreed to amend the Note in accordance with this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1.     In the introduction paragraph, the phrase "January 28, 2019" is hereby restated in its entirety to read as "June 30, 2019" such that the Maturity Date shall be June 30, 2019.

2.     Except as expressly amended hereby, all terms and conditions of the Note shall remain in full force and effect.

3.     Upon the effectiveness of this Amendment, each reference in the Note to "the Note," "this Note," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Note, as amended by this Amendment.

4.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Note, the terms and conditions of this Amendment shall govern.

5.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 1 to Amended and Restated

Unsecured Promissory Note ($2,500,000 - Golisano Holdings)

IN WITNESS WHEREOF, Maker and Holder have executed this Amendment as of the date first above written.

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/ Anthony Zolezzi
Anthony Zolezzi
Chief Executive Officer

GOLISANO HOLDINGS LLC

By:	/s/ B. Thomas Golisano
B. Thomas Golisano
Member

Amendment No. 1 to Amended and Restated

Unsecured Promissory Note ($2,500,000 - Golisano Holdings)